UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: December 8, 2008

(Date of earliest event reported)

LE@P TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-5667	65-0769296

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5601 N. Dixie Highway, Suite 411
Ft. Lauderdale, FL	33334

(Address of principal executive offices	(Zip Code)

Registrant&#65533;s telephone number, including area code:	(954) 771-1772

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4( c) under the Exchange Act (17 CFT 240.13e-4( c))

Item 8.01	Other Events.

On December 8, 2008, the Company received the resignation of its Vice President of Research and Development, Howard Benjamin. The effective date of his voluntary termination is January 2, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LE@P TECHNOLOGY, INC.

By: /s/ Donald Ciappenelli
Name: Donald Ciappenelli
Title:	Chief Executive Officer

Dated: December 9, 2008